UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 484-8805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Matinas BioPharma Holdings, Inc. (the “Company”) held on November 1, 2023, our stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 19, 2023 (the “Proxy Statement”). Shareholders representing 127,057,908 shares, or 58.48%, of the common shares outstanding as of the September 19, 2023 record date, were represented at the Annual Meeting by proxy. The final results for the votes regarding each proposal are set forth below.

1. Our stockholders elected the following individuals to serve on our board of directors until the annual meeting of shareholders to be held in 2024. The tabulation of votes with respect to the election of such directors was as follows:

		AUTHORITY	BROKER
	FOR	WITHELD	NON-VOTE
Eric Ende	57,916,987	10,084,564	59,056,357

Herbert Conrad	61,039,168	6,962,383	59,056,357

Kathryn Corzo	59,797,102	8,204,449	59,056,357

Jerome D. Jabbour	56,920,491	11,081,060	59,056,357

Natasha Giordano	59,768,903	8,232,648	59,056,357

James Scibetta	59,793,221	8,208,330	59,056,357

Matthew Wikler	61,441,374	6,560,177	59,056,357

2. Our stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
53,313,081	11,991,145	2,697,325	59,056,357

3. Our stockholders approved the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
121,870,088	3,059,142	2,128,678

4. Our stockholders approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-50, with such reverse stock split to be effected at such ratio, time and date, if at all, as determined by our Board of Directors in its sole discretion, and simultaneously with the reverse stock split, reduce the total number of authorized shares of common stock to 250,000,000. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
92,952,124	31,129,101	2,976,683

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: November 2, 2023	By:	/s/ Jerome D. Jabbour
Name: Jerome D. Jabbour
Title: Chief Executive Officer

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